Fees Summary	Aug. 27, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,009.05
Total Transaction Valuation	6,590,761.00
Total Offset Amount	0.00
Net Fee	$ 1,009.05